INDEX TO EXHIBITS

                                                                                                SEQUENTIALLY
EXHIBIT                                                                                           NUMBERED
NUMBER                                   EXHIBITS                                                   PAGE
- - -------                                  --------                                               ------------
 2(a)    Purchase Agreement dated November 6, 1985, among the Company, its utility subsidiaries and Topeka Group Incorporated, including as exhibits thereto the form of Deltona Warrant, the form of Utility Subsidiary Warrant and the form of
         Security Agreement. Incorporated herein by reference to Exhibit 2(a) to the
         Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
         1985.

 2(b)    Stock Redemption and Stock Purchase Agreement dated November 8, 1985, by and among the Company, its utility subsidiaries and Topeka Group Incorporated, including as an exhibit the specimen Articles of Amendment of Deltona Utilities,
         Inc. Incorporated herein by reference to Exhibit 2(b) to the Company's Quarterly
         Report on Form 10-Q for the quarter ended September 30, 1985.

 2(c)    Agreement dated November 17, 1987 modifying the November 6, 1985 Purchase
         Agreement among the Company, its utility subsidiaries and Topeka Group,
         Incorporated, including as an exhibit thereto a specimen Amended Stock
         Redemption and Stock Purchase Agreement by and among the Company, its utility subsidiaries and Topeka Group, Incorporated.*

 3(a)    Restated  Certificate of Incorporation  and Certificate of Designation,
         Preferences and Rights relating to the Series A Cumulative Preferred Stock of the Company.*

 3(b)    By-laws of the Company.++

 4(a)    Fifth Amended and Restated Credit and Security Agreement dated as of March
         25, 1987, between the Company, certain subsidiaries of the Company, Citibank,
         N.A., and certain other banks. Incorporated herein by reference to Exhibit 4(a)
         to the Company's Quarterly Report on Form 10-Q for the quarter ended March 27,
         1987.

 4(b)    Modification Agreement, dated June 30, 1988, to Exhibit 4(b). Incorporated by reference to Exhibit 4 to Company's Quarterly Report on Form 10-Q for the
         quarter ended June 24, 1988.

 4(c)    Extension of Maturity Date, dated January 30, 1989, to Exhibit 4(b).***

 4(d)    Extension of Maturity Date, dated January 31, 1990, to Exhibit 4(b).****

 4(e)    Conveyance Agreement between the Company, certain subsidiaries of the
         Company, Citibank, N.A., and certain other banks. Incorporated herein by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the
         quarter ended September 27, 1991.

 4(f)    Sixth Amended and Restated Credit and Security Agreement dated as of June
         18, 1992, between the Company, certain subsidiaries of the Company, Citibank,
         N.A., and certain other banks, including therewith the Receivables Sharing
         Agreement and the form of Warrant issued to the banks.++

 4(g)    Option granted to Selex Sittard B.V., dated June 19, 1992. Incorporated by reference to Exhibit 4 to Company's Quarterly Report on Form 10-Q for the
         quarter ended June 26, 1992.

                                                                                                SEQUENTIALLY
EXHIBIT                                                                                           NUMBERED
NUMBER                                   EXHIBITS                                                   PAGE
- - -------                                  --------                                               ------------
 4(h)    Waiver and Relinquishment by Selex Sittard B.V., dated September 14, 1992, as to certain shares under option pursuant to that Option granted Selex Sittard
         B.V. on June 19, 1992. Incorporated by reference to Exhibit 4 to Company's
         Quarterly Report on Form 10-Q for the quarter ended September 25, 1992.

 4(i)    Seventh Amendment to Credit and Security Agreement dated December 2, 1992 by and among Yasawa Holding, N.V., the Company and certain subsidiaries of the Company.+++

 4(j)    Warrant Exercise and Debt Reduction Agreement dated December 2, 1992 by and between the Company and Yasawa Holding, N.V.+++

 4(k)    Loan Agreement dated April 30, 1993 between the Company and Selex
         International B.V., including therewith the Mortgage and Note entered into pursuant thereto. Incorporated herein by reference to Exhibit 4 to the Company's
         Quarterly Report on Form 10-Q for the quarter ended March 26, 1993.

 4(l)    Loan Agreement dated July 14, 1993 between the Company and Selex
         International B.V, including therewith the Mortgage and Note entered into pursuant thereto. Incorporated herein by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q dated June 25, 1993.

 4(m)    First, Second, Third, Fourth and Fifth Amendments to Loan Agreement dated
         July 14, 1993 between the Registrant and Selex International B.V. Incorporated
         herein by reference to Exhibit 4 to the Registrant's Report on Form 8-K dated
         February 17, 1994.

10(a)    Employment Agreement dated June 15, 1992 between the Company and Earle D.
         Cortright, Jr.++

10(b)    Employment Agreement dated November 1, 1988 between the Company and Michelle R.
         Garbis.**

10(c)    Agreement dated June 15, 1992 extending the Employment Agreement dated November 1,
         1988, as amended, between the Company and Michelle R. Garbis.++

10(d)    Employment Agreement dated February 28, 1992 between the Company and David M.
         Harden and amendment thereto dated June 15, 1992.++

10(e)    Employment Agreement dated June 15, 1992 between the Company and Sharon J.
         Hummerhielm.++

10(f)    Employment Agreement dated June 15, 1992 between the Company and Charles W.
         Israel.++

10(g)    Letter Agreement dated October 26, 1988 between the Company and Stephen J.
         Diamond.**

10(h)    1982 Employees' Incentive Stock Option Plan. Incorporated herein by reference to
         Exhibit 4(g) to Company's Registration Statement on Form S-8, registration number 2-78904.

                                                                                                SEQUENTIALLY
EXHIBIT                                                                                           NUMBERED
NUMBER                                   EXHIBITS                                                   PAGE
- - -------                                  --------                                               ------------
10(i)    Annual Executive Bonus Plan adopted by the Company on November 13, 1986.
         Incorporated herein by reference to Exhibit 10(x) to the Company's Annual Report on Form 10-K for the year ended December 26, 1986.

10(j)    1987 Stock Incentive Plan adopted by the Company on November 13, 1986, subject to the approval of the Company's stockholders. Incorporated herein by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the
         year ended December 26, 1986.

10(k)    Resolution of the Board of Directors of Company adopted February 25, 1987, amending the 1982 Employees' Incentive Stock Option Plan. Incorporated herein by reference to Exhibit 10(d) to the Company's Annual Report on Form 10-K for the
         year ended December 26, 1986.

10(l)    Amendment to Annual  Executive  Bonus Plan, as adopted by the Company on October
         20, 1988.**

10(m)    Amendment  to 1987 Stock  Incentive  Plan,  as adopted by the Company on October
         20, 1988.**

10(n)    Settlement Agreement, made and entered into by and between the National
         Audubon Society, Collier County Conservancy, Florida Audubon Society,
         Environmental Defense Fund, Florida Division of the Izaak Walton League,
         Department of Environmental Regulation of the State of Florida, the Board of
         Trustees of the Internal Improvement Trust Fund, the Department of Veteran and
         Community Affairs of the State of Florida, the South Florida Water Management
         District and Company dated July 20, 1982, and Agreement of Exchange executed pursuant thereto, dated March 24, 1984. Incorporated herein by reference to
         Exhibit 10(c) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1984.

10(o)    Agreement, retroactive to June 19, 1992, amending the Employment Agreement dated June 15, 1992 between the Company and Earle D. Cortright, Jr. Incorporated herein by reference to Exhibit 10(o) to the Company's Annual Report on Form 10-K
         for the year ended December 31, 1993.

10(p)    Employment Agreement, effective July 15, 1992, between the Company and
         Joseph Mancilla, Jr. Incorporated herein by reference to Exhibit 10(p) to the
         Company's Annual Report on Form 10-K for the year ended December 31, 1993.

10(q)    Sale, Purchase, Repurchase and Servicing Agreement dated October 7, 1988 between the Company and Morsemere Federal Savings Bank.**

10(r)    Agreement dated February 27, 1989 between Company and Oxford Finance Companies,
         Inc.***

10(s)    Agreement dated February 7, 1990 between Company and Oxford Finance Companies,
         Inc.****

10(t)    Promissory Note dated October 12, 1990 from the Company to Empire of Carolina,
         Inc.+

                                       88

                                                                                                SEQUENTIALLY
EXHIBIT                                                                                           NUMBERED
NUMBER                                   EXHIBITS                                                   PAGE
- - -------                                  --------                                               ------------

10(u)    Settlement Agreement dated November 6, 1989 between Company and Topeka
         Group Incorporated. Incorporated herein by reference to Exhibit 10 to the
         Company's Quarterly Report on Form 10-Q for the quarter ended September 29,
         1989.

10(v)    Loan and Escrow Agreement dated June 15, 1992 between Company and Selex
         Sittard B.V., including therewith the Mortgage and Mortgage Note entered into pursuant thereto.++

10(w)    Agreement dated June 12, 1992 between Company and The Oxford Finance
         Companies, Inc., including therewith the Collateral Trust Agreement entered into pursuant thereto.++

10(x)    The 1992 Deltona Consent Order, dated June 17, 1992, between Company and the State of Florida, Department of Business Regulation, Division of Florida
         Land Sales, Condominiums and Mobile Homes (the "Division"), including therewith the Escrow Agreement entered into pursuant thereto.++

10(y)    The St. Augustine Shores Restated Consent Order, dated June 17, 1992, between
         Company and the Division.++

10(z) The Consent Order, dated June 15, 1992, between Company and the Division pertaining to ad valorem taxes on real estate.++

10(aa)   Agreement of Purchase and Sale dated December 2, 1992 between the Company and
         Scafholding, B.V.+++

10(bb)   Citrus Springs Joint Venture Agreement dated December 2, 1992 between the
         Company and Citony Development Corporation.+++

10(cc)   Agreement of Purchase and Sales dated December 2, 1992 between the Company,
         Margolf Investments, Inc. and Five Points Title Service Co., Inc., as
         Escrow Agent.+++

10(dd)   Lease Agreement dated December 2, 1992 between Margolf as Landlord and the
         Company as Tenant.+++

10(ee)   Loan Agreement dated December 2, 1992 between Scafholding B.V. and the
         Company.+++

10(ff)   Employment Agreement, effective March 15, 1993, between the Company and Bruce
         M. Weiner. Incorporated herein by reference to Exhibit 10(ff) to the Company's
         Annual Report on Form 10-K for the year ended December 31, 1993.

10(gg)   Agreement dated March 10, 1993 between the Company and Charles Lichtigman concerning the sale of contracts and mortgages receivable. Incorporated herein by reference to Exhibit 10 to the Company's Quarterly Report on Form 10-Q for
         the quarter ended March 26, 1993.

10(hh)   Agreement for Purchase and Sale of Land in St. Johns County, Florida dated March
         8, 1994. Incorporated herein by reference to Exhibit 10 to the Registrant's
         Report on Form 8-K dated February 17, 1994.

                                        89

                                                                                                SEQUENTIALLY
EXHIBIT                                                                                           NUMBERED
NUMBER                                   EXHIBITS                                                   PAGE
- - -------                                  --------                                               ------------
11       Statement of computation of net income (loss) per common share.

18       Letter dated March 22, 1991 from Deloitte & Touche regarding a change in the method of applying accounting principles or practices by Company.+

22       Subsidiaries of Company.

24       Consent of Deloitte & Touche.

27       Financial Data Schedule.

- - --------------------
     * Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 25, 1987.

     ** Incorporated by reference to such exhibit to Company's Quarterly Report on Form 10-Q for the quarter ended September 23, 1988.

     *** Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 30, 1988.

     **** Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 29, 1989.

     + Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 28, 1990.

     ++ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 27, 1991.

     +++ Incorporated by reference to such exhibit to Company's Report on Form 8-K dated December 2, 1992.

                                      90